Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

6. GOODWILL

Goodwill by segments for the year ended December 31, 2016 is as follows:

	January 1,		Exchange rate		December 31,
	2016	Transfer	adjustment	Impairment	2016
CBT Segment	$4,753,454	$-	$(311,087)	$(4,442,367)	$-
TIT Segment	-	-	-	-	-
Total	$4,753,454	$-	$(311,087)	$(4,442,367)	$-

In accordance with FASB ASC Topic 350, management reviews goodwill impairment annually or more frequently, if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Management used the discounted cash flow method to estimate the fair value of its reporting units. Determining the fair value of a reporting unit involves the use of significant estimates and assumptions, such as revenue growth rate, gross profit rate, and discount rate.

The CBT Segment revenue grew significantly below what was anticipated, and incurred a substantial loss as research and development of the cloud-based ecosystem just being completed causing delay in marketing the products and services. Based on the impairment test performed in 2016, step one of the test results indicated that the carrying amount of CBT segments exceeded their fair value, and therefore an impairment of goodwill was probable. Management then determined the implied fair value of goodwill for the CBT segments. As a result, the Company recognized a goodwill impairment loss of $4.4 million in the CBT segment in 2016.